UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-23986

                   North Haven Private Assets Fund

(Exact name of registrant as specified in charter)

100 Front Street, Suite 700
                   West Conshohocken, PA 19428
(Address of principal executive offices) (Zip code)

Neha Champaneria Markle

c/o

100 Front Street, Suite 700
                   West Conshohocken, PA 19428
(Name and address of agent for service)

Copies of all communications to:

Rajib Chanda

Nathan Briggs

Matthew C. Micklavzina

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code:   (212) 761-4000

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2026

Item 1. Reports to Stockholders.

(a)	The annual report (the “Report”) of North Haven Private Assets Fund (the “Fund”) for the period ended March 31, 2026, is attached herewith:

North Haven Private Assets Fund

March 31, 2026

North Haven Private Assets Fund

TABLE OF CONTENTS

North Haven Private Assets Fund

MANAGEMENT DISCUSSION OF PERFORMANCE (Unaudited)

March 31, 2026

Overview

The North Haven Private Assets Fund ("NHPAF," or the "Fund") seeks to provide long-term capital appreciation through a highly curated portfolio of primarily private assets actively managed by third-party managers. The Fund seeks to offer institutional-quality private equity exposure, through co-investments and secondaries, with a differentiated focus on the lower middle market. The Fund leverages Morgan Stanley's global platform following a structured and time-tested process to source, evaluate, select, and monitor investments.

The Fund's investment adviser, Morgan Stanley AIP GP LP (the "Adviser"), part of Morgan Stanley Private Equity Solutions ("PE Solutions" or the "Team"), oversees the Fund's investment program. PE Solutions has a 25+ year history of private equity investing in a diverse range of global opportunities and relies on the combination of deep investment expertise, corporate finance skills, and consulting experience that has been continually refined over the years. The Team has a strong focus on lower middle market buyout investments and believes that this segment of the market represents the deepest opportunity set with the strongest potential for consistent value creation.

The Team remains focused on partnering with sponsors it believes to be high-quality that operate in the lower middle market and that often operate as sector specialists, as such managers are well-positioned to drive outperformance via tangible company growth — increasing revenue, expanding margins, executing on M&A, adding product lines, and professionalizing operations.

1  Source: Capital IQ, includes operating public and private companies located in North America, downloaded May 2026. Excludes companies with less than $1 million of revenue.

2  Source: Pitchbook Dry Powder data, includes Buyout funds located in North America, downloaded May 2026.

3  The Standard & Poor's 500 (S&P 500) is a stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

North Haven Private Assets Fund

MANAGEMENT DISCUSSION OF PERFORMANCE (Unaudited) (continued)

March 31, 2026

Private Equity Market

In 2025, the U.S. private equity market experienced a meaningful recovery following the challenging market environment of 2023 and 2024. U.S. private equity deal activity saw a 36% increase in deal value and a 6% increase in deal count versus 20244, with a handful of large deals driving an outsized proportion of the increase in deal value. Activity was constrained in the first half of 2025 by tariff-related policy uncertainty, market volatility, valuation concerns and changing expectations for interest rates, but rebounded in the second half as financing markets improved and risk appetite returned. Exits followed a similar trend with strong Q4 2025 volumes and deal counts resulting in significant year-over-year increases in both measures, 90% and 17% respectively5. As with new deal volumes, the increase in exit values was disproportionately driven by large transactions.

Q1 2026 saw the return of volatility in the public markets driven by AI-linked valuation uncertainty in the software sector and the impact of the US-Iran conflict. Both new deal and exit activity declined on a quarter over quarter basis but remain above 2024 levels. Market participants may be searching for clarity on go-forward valuation levels, indications on long-term AI impacts, normalization of energy prices, and reduced inflationary concerns before committing to new investments or bringing assets to market. The net result of these collective concerns has been managers continuing to do deals, but on a smaller scale, looking for some protection by moving down-market.

Fundraising remains challenged with overall volumes down in 2025 and continuing into Q1 2026, when compared to 2024 levels. This is especially acute in the lower middle market, with the largest funds and managers responsible for more than 60%6 of the total capital raised to date in 2026. Distributions remain muted across US private equity when compared to historical norms with average hold periods remaining elevated.

Overall, we believe that the Fund is well positioned to continue to successfully execute its investment objectives in both current and future market environments. Increased volatility and macroeconomic pressure will reward managers in the lower middle market who have strong operational skill sets and sector-specific expertise who can source high-quality businesses at reasonable valuations and execute value creation plans driven by operational improvements, business expansion, and add-on acquisitions. These managers will likely face continued fundraising headwinds in 2026, which we believe will underscore their need to rely on dependable co-investment partners, and in turn, benefit NHPAF. On the secondary side, we expect that liquidity shortfalls will continue to drive both LP secondary trades and GP continuation vehicle volume. The increased volatility experienced in Q1 may soften LP secondary pricing compared to recent quarters as secondary buyers adjust transactions based on earlier asset values that may not fully include the impact of current market conditions.

Performance of the Fund

For the 12 months ending March 31, 2026, NHPAF Class I shares have generated a return of 20.81% with annualized returns since its inception in December 2024 of 19.78%. Class S shares returned 9.10% since inception on July 1, 2025, through March 31, 2026.

Performance in the 12 months ending March 31, 2026, was driven primarily by the Fund's secondary investment portfolio which saw strong unrealized asset appreciation and realized gains. Importantly, despite the short average hold period of the secondary assets, the majority of the Fund's performance has been derived from long-term asset appreciation across the portfolio.

The Fund's co-investment portfolio remains young, with a weighted average hold period of less than 6 months as of March 31, 2026, and is largely held at cost. There have been early strong performers in the portfolio, including a provider of specialty mechanical HVAC and plumbing services to mission-critical commercial and industrial sectors across the Southeastern US. The Fund invested in the business in Q3 2025, alongside an industrials specialist with which the Team maintains a longstanding relationship. In Q1 2026, the investment returned 40% of the Fund's initial investment, driven by revenue and EBITDA growth, and was a significant contributor to the Fund's performance in the quarter.

While the majority of the private equity portfolio has performed well over the 12 months ending March 31, 2026, there were a few positions that saw net decreases in value and detracted from overall performance of the Fund during the period. In the co-investment portfolio, the majority of positions are held at or near cost, with no position experiencing significant negative movement. For secondaries, there are three holdings that are currently held below their March 31, 2025, valuations but above cost, and three holdings held below cost. Overall, the negative movement of these secondary holdings represents a 52 basis point reduction in performance over the last 12 months based on March 31, 2026, NAV.

4  Pitchbook, 2025 Annual US PE Breakdown

5  Pitchbook, 2025 Annual US PE Breakdown

6  Pitchbook, Q1 2026 PE Breakdown

North Haven Private Assets Fund

MANAGEMENT DISCUSSION OF PERFORMANCE (Unaudited) (continued)

March 31, 2026

This graph shows the change in value of a hypothetical $25,000 investment in the Fund since commencement of operations in December 2024. The performance is compared with the MSCI World Index, a broadly diversified global public equity benchmark.

Performance of Initial Investment of $25,0007

Portfolio Development

NHPAF's portfolio has developed in-line with our stated portfolio construction and investment objectives. As of March 31, 2026, the Fund's net asset value totaled $492 million. The private equity portfolio is comprised of 44 secondary investment interests acquired across 9 transactions, 15 co-investments, and 2 primary fund investments. These investments represent 45 manager relationships and more than 500 underlying portfolio companies. The portfolio was predominantly weighted toward the US buyout market with broad diversification across sector and vintage year. The portfolio remains overweight to secondary investments. This reflects our desire to efficiently build a diversified asset base for the Fund with the potential for consistent asset appreciation, the potential to drive strong early returns for shareholders, and a consistent, dependable flow of distributions back to the Fund. As the Fund gains scale, we will continue to shift a meaningful portion of new deployment to co-investments. Over time, this increased deployment, combined with asset appreciation in the co-investment portfolio, should bring the asset mix of secondaries and co-investments in the portfolio closer to parity. We will continue to selectively deploy capital to new secondary transactions in order to maintain our diversified asset base, velocity of underlying investment distributions, and exposure to a broad set of high quality lower middle market managers.

7  The graph shown above represents historical performance of a hypothetical investment of $25,000 in Class I Shares of the Fund since commencement of operations on December 31, 2024. The result is compared with a broad-based market index, the MSCI World Index. Class I Shares have a $25,000 minimum initial investment. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund performance may reflect the waiver of the Fund's fees and reimbursement of expenses for certain periods since the commencement of operations. Without these waivers and reimbursements, performance would have been lower.

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The performance quoted is past performance and not a guarantee of future results. Registered investment companies are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when repurchased, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

North Haven Private Assets Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of North Haven Private Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of North Haven Private Assets Fund (the "Fund"), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended March 31, 2026 and the period from December 31, 2024 (commencement of operations) to March 31, 2025 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, and the consolidated results of its operations and its cash flows for the year then ended, and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and the period from December 31, 2024 (commencement of operations) to March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the underlying investees, custodians, brokers, and others; when replies were not received from the custodians or underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania
May 29, 2026

North Haven Private Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026

	Investment Strategy	Geographic Region	Acquisition Date	Cost Basis	Fair Value
Private Equity Investments (87.49%) (a)
Co-Investments (14.19%)
1315 Capital CPI Co-Invest, L.P. * (b)	Buyout	North America	12/18/2025	$4,515,811	$4,494,866
Axcel Co-Invest (IGI-V), L.P. * (b)	Buyout	North America	3/31/2026	—	—
Coalesce Veritas Coinvest, L.P. * (b) (c)	Buyout	North America	12/3/2025	2,207,333	2,201,909
Durational Consumer SPV V, LP * (b)	Buyout	North America	8/27/2025	3,549,000	3,511,225
GHK RBS Co-Investment Vehicle LP (b) (c)	Buyout	North America	7/29/2025	4,075,261	7,165,509
GSP HBH Co-Invest Fund-A, L.P * (b)	Buyout	North America	12/12/2025	3,169,991	3,000,000
JFL-Fortress Co-Invest Partners, L.P. * (b) (c)	Buyout	Europe	2/6/2026	3,780,500	3,780,500
Lyric-Pineapple Feeder LP * (b)	Credit	North America	12/5/2025	6,083,996	6,004,110
Marlee Co-invest Feeder Parent, LP * (b)	Buyout	North America	5/2/2025	3,680,510	4,362,083
Menrva Co-investment, L.P. * (b)	Buyout	North America	5/15/2025	3,556,779	4,028,318
Mercury Ultimate Holdings, L.P. * (b)	Buyout	North America	3/20/2026	9,171,616	9,171,616
SCP Chariot, L.P. * (b)	Buyout	North America	1/22/2026	6,052,669	6,052,669
SCP Shield II, L.P. * (b)	Growth Capital	North America	7/25/2025	3,587,196	6,124,445
TCF2 Olipop SPV 1 LP * (b)	Growth Capital	North America	9/2/2025	6,030,000	6,470,604
Vesey Street Capital Partners Co-Invest Fund VI-A, L.P. * (b)	Buyout	North America	5/6/2025	3,523,333	3,629,274
Total Co-Investments (Cost $62,983,995)				$62,983,995	$69,997,128
Primary Investments (0.38%)
Inverness Graham Investments V-A, L.P. * (b)	Buyout	North America	3/31/2026	—	—
Springcoast Partners I-A, L.P. * (b) (c)	Growth Capital	North America	12/22/2025	1,649,542	1,850,507
Total Primary Investments (Cost $1,649,542)				$1,649,542	$1,850,507
Secondary Investments (72.92%)
ABRY Partners IX, L.P. (b) (c)	Buyout	North America	1/1/2025	3,183,316	3,100,241
Advent International GPE IX-F, Limited Partnership (b) (c)	Buyout	North America	1/1/2025	4,519,564	4,455,440
Advent International GPE VIII-B Limited Partnership (b)	Buyout	North America	1/1/2025	7,989,475	5,745,119
Advent International GPE VIII-H Limited Partnership (b)	Buyout	North America	6/30/2025	4,566,853	5,236,358
AE Industrial Partners Fund II, LP (b) (c)	Buyout	North America	1/1/2025	4,077,439	5,772,368
Alpha Private Equity Fund 7 (SCA) SICAR * (b)	Buyout	Europe	6/30/2025	14,398,000	16,211,140
Apollo Overseas Partners (Lux) IX, SCSp (b) (c)	Buyout	North America	7/1/2025	9,987,886	10,326,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2026

	Investment Strategy	Geographic Region	Acquisition Date	Cost Basis	Fair Value
Secondary Investments (continued)
Bain Capital Asia Fund IV, L.P. (b) (c)	Buyout	North America	12/31/2024	$1,551,439	$1,583,693
CF24SB SCSp (03/28/25) * (b) (c)	Buyout	North America	3/28/2025	1,216,043	1,258,251
Chicago Pacific Founders Fund -A, L.P. * (b) (c)	Buyout	North America	12/31/2025	12,998,304	14,466,420
Chicago Pacific Founders Fund III, L.P. * (b) (c)	Buyout	North America	12/31/2025	15,987,703	18,168,593
Chicago Pacific Founders Healthcare Real Estate Fund III Feeder, L.P. * (b)	Real Estate	North America	12/31/2025	4,605,887	6,152,428
Chicago Pacific Vision Partners, LLC * (b)	Buyout	North America	12/31/2025	4,238,134	4,644,793
Cortec Group Fund VII, L.P. (b) (c)	Buyout	North America	1/1/2025	3,428,565	3,851,694
Genstar Capital Partners IX, L.P. (b) (c)	Buyout	North America	1/1/2025	6,866,455	7,144,815
GPS Co-Invest (IGI III), L.P. * (b)	Buyout	North America	9/30/2025	1,952,296	2,573,437
GTCR Fund XII/AB LP (b) (c)	Buyout	North America	1/1/2025	5,235,523	4,526,374
GTCR Oak Fund LP * (b) (c)	Buyout	North America	12/8/2025	5,204,457	5,632,296
IK Small Cap II Fund No.1 SCSp (b)	Buyout	Europe	12/31/2024	648,913	626,069
Inflexion Buyout Fund V (No. 1) Limited Partnership (b) (c)	Buyout	Europe	12/31/2024	2,779,919	1,751,625
Insight Venture Partners (Cayman) VIII, L.P. * (b) (c)	Venture Capital	North America	1/1/2026	7,790,000	9,889,945
Inverness Graham Investments III, L.P. * (b) (c)	Buyout	North America	9/30/2025	5,770,616	7,629,249
Inverness Graham Investments IV, L.P. (b) (c)	Buyout	North America	9/30/2025	14,618,006	17,872,091
Kelso Investment Associates X, L.P. (b) (c)	Buyout	North America	1/1/2026	11,606,792	11,798,893
Kohlberg TE Investors VIII-B, L.P. (b) (c)	Buyout	North America	12/31/2025	19,064,377	21,202,500
Marlin Heritage Europe II, L.P. * (b) (c)	Buyout	Europe	3/31/2026	5,282,877	6,634,570
MetLife Investment Private Equity Partners II (Feeder), LP (b) (c)	Buyout	North America	9/30/2025	7,327,529	8,115,129
MLC Private Equity Partners Feeder, L.P. (b) (c)	Buyout	North America	9/30/2025	8,660,312	9,593,997
Oak Hill Capital Partners V (Offshore), L.P. * (b) (c)	Buyout	North America	1/1/2026	16,963,286	18,358,555
Pacific Equity Partners Fund VI, L.P. * (b) (c)	Buyout	Asia - Pacific	1/1/2025	3,430,300	3,683,911
Pamlico Capital IV, L.P. (b) (c)	Buyout	North America	1/1/2025	9,069,510	7,815,841
Platinum Equity Capital Partners IV, L.P. (b) (c)	Buyout	North America	6/30/2025	7,317,343	7,655,542
Redpoint Omega III, L.P. (b)	Growth Capital	North America	1/1/2025	5,942,035	4,846,293
Sentinel Capital Partners VI, L.P. (b) (c)	Buyout	North America	1/1/2025	3,455,763	3,193,880
SK Capital Partners V-A, L.P. (b) (c)	Buyout	North America	1/1/2025	5,885,846	3,906,550
SkyKnight Capital II CV B, L.P. * (b) (c)	Buyout	North America	9/30/2025	9,872,638	11,172,671
Thoma Bravo Discover Fund III, L.P. (b) (c)	Buyout	North America	1/1/2025	6,947,568	8,092,305

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2026

	Investment Strategy	Geographic Region	Acquisition Date	Cost Basis	Fair Value
Secondary Investments (continued)
Warburg Pincus Private Equity XII-E, L.P. (b)	Buyout	North America	6/30/2025	$8,478,300	$12,689,647
Waud Capital Partners FIF V, L.P. * (b) (c)	Buyout	North America	12/31/2025	12,597,900	14,463,025
Webster Capital IV, L.P. (b) (c)	Buyout	North America	9/30/2025	12,894,151	12,374,280
Webster Equity Partners V, L.P (b) (c)	Buyout	North America	9/30/2025	25,529,098	28,232,953
WPEF VII Feeder 2 ILP (b) (c)	Buyout	Europe	1/1/2025	6,297,950	6,530,225
WSOF IV Feeder C.V. * (b) (c)	Buyout	Europe	12/10/2025	635,425	612,170
Total Secondary Investments (Cost $330,873,793)				$330,873,793	$359,592,251
Total Private Equity Investments (Cost $395,507,330)				$395,507,330	$431,439,886
				Shares	Fair Value
Short-Term Investments (13.23%)
State Street Institutional US Government Money Market Fund, 3.60% (d)				65,228,144	$65,228,144
Total Short-Term Investments (Cost $65,228,144)					$65,228,144
Total Investments (Cost $460,735,474) (100.72%)					$496,668,030
Other Assets and (Liabilities) ((0.72)%)					(3,561,109)
Net Assets (100.00%)					$493,106,921

*  Non Income Producing Security.

(a)  See Note 4 for liquidity terms.

(b)  Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $431,439,886 or 87.49% of net assets.

(c)  The Fund has unfunded commitments to the indicated investment as of March 31, 2026. Total unfunded commitments amount to $57,243,347 as of March 31, 2026.

(d)  The rate shown is the annualized seven-day yield as of March 31, 2026.

Summary of Investments by Type (as a Percentage of Net Assets)
Co-Investments	14.19%
Primary Investments	0.38%
Secondary Investments	72.92%
Short-Term Investments	13.23%
Other Assets and (Liabilities)	(0.72)%
Total Net Assets	100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS
Investments, at fair value (cost $395,507,330)	$431,439,886
Short-term investments, at fair value (cost $65,228,144)	65,228,144
Cash	2,525,423
Due from adviser	5,426,013
Dividends and interest receivable	202,172
Prepaid expenses	141,443
Receivable for distributions from investments	14,176
Other receivable	5,948
Total assets	504,983,205
LIABILITIES
Payable for investment purchased	5,282,877
Due to adviser	4,607,362
Professional fees payable	1,011,298
Payables for shares repurchased	212,431
Line of credit fees payable	2,144
Organizational costs payable	1,613
Accrued expenses and other liabilities	758,559
Total liabilities	11,876,284
NET ASSETS	$493,106,921
COMPOSITION OF NET ASSETS
Paid-in capital	$438,524,136
Distributable earnings (accumulated loss)	54,582,785
NET ASSETS	$493,106,921
Class I
Net assets	$210,463,487
Outstanding shares (unlimited number of shares authorized)	8,847,354
Net asset value per share[1]	$23.79
Class S
Net assets	$282,643,434
Outstanding shares (unlimited number of shares authorized)	11,916,611
Net asset value per share[1]	$23.72

1  The NAV per share is calculated by dividing total net assets by the number of shares outstanding. Accordingly, the multiplication of NAV per share by shares outstanding may not exactly equal the total net assets due to rounding differences.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended March 31, 2026
INVESTMENT INCOME
Dividend income	$4,141,295
Interest income	124
Total investment income	4,141,419
EXPENSES
Incentive fees	6,111,859
Professional fees	4,476,596
Advisory fees	2,667,189
Offering costs	1,323,806
Line of credit fees	1,199,155
Accounting and administration fees	348,037
Organizational costs	222,099
Transfer agency fees	81,250
Custodian fees	15,400
Other operating expenses	1,897,239
Total expenses	18,342,630
WAIVERS AND REIMBURSEMENTS (SEE NOTE 6)
Less: Waiver of advisory fees	(2,667,189)
Less: Waiver of incentive fees	(6,111,859)
Less: Expense reimbursements	(3,843,390)
Total waivers and reimbursements	(12,622,438)
Total net expenses	5,720,192
Net investment income (loss)	(1,578,773)
NET REALIZED GAIN (LOSS) ON:
Distributions from investments	23,334,248
Foreign currencies	(11,125)
Net realized gain (loss)	23,323,123
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	28,498,209
Foreign currencies	14,203
Net change in unrealized appreciation (depreciation)	28,512,412
Net realized and unrealized gain (loss)	51,835,535
Net increase (decrease) in net assets from operations	$50,256,762

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the year ended March 31, 2026	For the Period from December 31, 2024 (Commencement of Operations) to March 31, 2025
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,578,773)	$44,676
Net realized gain (loss)	23,323,123	2,079,044
Net change in unrealized appreciation (depreciation)	28,512,412	7,434,320
Net increase (decrease) in net assets from operations	50,256,762	9,558,040
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(2,462,681)	—
Class S1	(2,851,244)	—
Decrease in net assets derived from shareholder distributions	(5,313,925)	—
CAPITAL SHARE TRANSACTIONS (SEE NOTE 7):
Proceeds from shares issued
Class I	162,597,830	149,900,000
Class S1	246,810,066	—
Reinvestment of distributions
Class I	1,952,947	—
Class S1	2,457,632	—
Cost of shares repurchased
Class I	(125,031,276)	—
Class S1	(181,155)	—
Net increase (decrease) in net assets from capital transactions	288,606,044	149,900,000
Total increase (decrease) in net assets	333,548,881	159,458,040
Net assets at beginning of period	159,558,040	100,000
Net assets at end of period	$493,106,921	$159,558,040

1  Class S commenced operations on July 1, 2025.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended March 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase/(decrease) in net assets from operations	$50,256,762
Adjustments to reconcile net increase (decrease) in net assets from operations:
Net realized gain from investments	(23,334,248)
Net change in unrealized (appreciation) depreciation on investments	(28,498,209)
Purchases of investments	(322,387,080)
Distributions received from investments	14,881,421
Net purchase (sales) of short-term investments	(1,210,710)
Net realized gain distributions from investments	23,334,248
(Increase)/Decrease in Assets:
Increase in due from adviser	(3,843,389)
Decrease in receivable for distributions from investments	15,695
Decrease in deferred offering costs	1,239,218
Increase in prepaid expenses	(43,122)
Increase in dividends and interest receivable	(39,724)
Increase in other receivable	(5,948)
Increase/(Decrease) in Liabilities:
Decrease in offering costs payable	(1,604,137)
Decrease in organizational costs payable	(941,946)
Increase in professional fees payable	778,359
Increase in payable for investments purchased	5,239,121
Increase in line of credit fees payable	2,144
Increase in other liabilities payable	575,056
Increase in due to adviser	4,607,362
Net cash used in operating activities	$(280,979,127)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid to shareholders, net of reinvestments	(903,346)
Repurchase of shares	(125,000,000)
Proceeds from shares issued	409,407,896
Net cash provided by financing activities	$283,504,550
Net change in cash	$2,525,423
Cash at beginning of year	$—
Cash at end of year	$2,525,423
Supplemental and non-cash activities
Reinvestment of distributions	$4,410,579

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class I	For the year ended March 31, 2026	For the period from December 31, 2024 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value, beginning of year/period	$21.27	$20.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.01
Net realized & unrealized gain (loss)	2.83	1.26
Total income (loss) from investment operations	2.84	1.27
Less distributions from:
Net investment income[1]	(0.32)	—
Total distributions	(0.32)	—
Net asset value, end of year/period	$23.79	$21.27
Total return[2]	13.35%	6.35%[3]
Ratios and supplemental data:
Net Assets, End of Year (000's)	$210,463	$159,558
Ratios to average net assets:[4]
Total expenses, before waiver and reimbursement	5.38%	3.08%[5]
Total expenses, net of waiver and reimbursement	1.22%	1.50%[5]
Net investment income (loss), before waiver and reimbursement	(4.12)%	(1.46)%[5]
Net investment income (loss), after waiver and reimbursement	0.04%	0.12%[5]
Portfolio turnover rate	6.00%	2.00%[3]
	As of March 31, 2026	As of March 31, 2025
Senior Securities:
Total borrowings (in thousands)	—	—
Asset coverage per $1,000 unit of senior indebtedness[6]	N/A	N/A

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Net Asset Value per Share during the period/year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period/year.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Portfolio Funds (see Note 1).

5  Annualized with the exception of certain expenses.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class S	For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
Per share operating performance:
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.16)
Net realized & unrealized gain (loss)	4.14
Total income (loss) from investment operations	3.98
Less distributions from:
Net investment income[1]	(0.26)
Total distributions	(0.26)
Net asset value, end of period	$23.72
Total return[2]	19.89%[3]
Ratios and supplemental data:
Net Assets, End of Period (000's)	$282,643
Ratios to average net assets:[4,5]
Total expenses, before waiver and reimbursement	5.15%
Total expenses, net of waiver and reimbursement	2.06%
Net investment income (loss), before waiver and reimbursement	(3.92)%
Net investment income (loss), after waiver and reimbursement	(0.83)%
Portfolio turnover rate	6.00%[3]
As of March 31, 2026
Senior Securities:
Total borrowings (in thousands)	—
Asset coverage per $1,000 unit of senior indebtedness[6]	N/A

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Net Asset Value per Share during the period/year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the period/year.

3  Not annualized.

4  The ratios do not include investment income or expenses of the Portfolio Funds (see Note 1).

5  Annualized with the exception of certain expenses.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026

1.  Organization

North Haven Private Assets Fund (the "Fund") is a recently organized Delaware statutory trust formed on June 28, 2024 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. In addition, for U.S. federal income tax purposes, the Fund intends to elect to be treated to qualify each taxable year thereafter as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), beginning with the Fund's fiscal year ending March 31, 2025. The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust").

Morgan Stanley AIP GP LP (the "Adviser") serves as the Fund's investment adviser. The Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Morgan Stanley and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Trustees (each member a "Trustee" and, collectively, the "Board").

The Fund's investment objective is to seek to provide long-term capital appreciation through a highly curated portfolio of primarily private equity and other private assets (collectively, "private assets") actively managed by third-party managers ("Financial Sponsors"). The Fund's exposure to private assets will be focused primarily on private equity and, to a lesser extent, private credit and other private strategies. The Adviser intends to utilize a variety of investment techniques to obtain exposure to private assets, including (i) investments in private funds ("Partnership Interests") managed by Financial Sponsors via secondary purchases executed by the Adviser ("Secondary Partnership Interests") or, to a lesser extent, on a primary basis through commitments to recently established funds ("Primary Partnership Interests") and (ii) investments in operating companies or assets, typically alongside lead Financial Sponsors ("Asset-Specific Transactions"), often (but not exclusively) via co-investment transactions ("Co-Investments") GP-led Secondaries, or continuation fund opportunities.

The Fund's investment portfolio will include Secondary and Primary Partnership Interests, Co-Investments and GP-Led Secondaries. The investments in private asset funds managed by various unaffiliated asset managers ("Portfolio Funds") and special purpose vehicles that the Fund invests in will hold securities issued primarily by private companies.

To manage portfolio liquidity, the Fund may also have exposure to privately placed debt securities and other yield-oriented investments, including without limitation 144A securities, syndicated and other floating rate senior secured loans issued in private placements by U.S. and foreign corporations, partnerships and other business entities, privately placed bank loans, restricted securities, and other securities and instruments issued in transactions exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act") ("Private Credit Investments"). To manage the liquidity of its investment portfolio, the Fund also intends to invest a portion of its assets in a portfolio of short-term debt securities, affiliated and unaffiliated money market securities, cash and/or cash equivalents ("Liquid Assets").

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private assets. For purposes of this policy, private assets include Partnership Interests, Asset-Specific Transactions and Private Credit Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Portfolio Funds or special purpose vehicles controlled by unaffiliated general partners that will acquire a private asset, in each case that the Fund reasonably expects to be called in the future as qualifying private assets for purposes of its 80% policy.

The Fund offers three separate classes of common shares of beneficial interest in the Fund ("Shares") designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. No person who is admitted as a shareholder of the Fund (a "Shareholder") will have the right to require the Fund to redeem its Shares.

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund's Declaration of Trust. The Board provides broad oversight over the Adviser's implementation of the Fund's operations and affairs. A majority of the Board is comprised of persons who are independent trustees.

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of the Adviser, subject to oversight by the Board.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.  Significant Accounting Policies

a)  Basis of Accounting

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("US GAAP"). The Fund is an investment company in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services — Investment Companies," for the purpose of financial reporting. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All intercompany balances and transactions have been eliminated.

b)  Valuation of Investments

The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has written valuation policies and procedures (the "Valuation Procedures"), which have been approved by the Board. The Adviser is designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser's fair valuation team is responsible for monitoring developments that may impact the fair value of securities. The Fund generally uses the latest net asset value ("NAV") provided by the manager or general partner of a Portfolio Fund (the "Portfolio Fund Manager") as a practical expedient to determine the fair value of its investments in Portfolio Funds and certain Co-Investments held through investment vehicles. Ordinarily, the fair value of a Portfolio Fund or Co-Investment held by the Fund is based on the NAV of that Portfolio Fund or Co-Investment reported by the Portfolio Fund Manager. If the Adviser determines that the most recent NAV reported by the Portfolio Fund Manager does not represent the fair value or if the Portfolio Fund Manager fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund's valuation procedures. This may include adjusting the previous NAV provided by a Portfolio Fund Manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager's valuation and the relevant valuation date, to the extent that the Adviser is aware of such information.

The amounts shown in the accompanying financial statements include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

c)  Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund's consolidated financial statements are stated in United States Dollars ("USD").

d)  Cash

In order to maintain liquidity pending investment in private assets, the Fund uses non-interest bearing accounts at State Street Bank and Trust Company and only earns interest on amounts moved to money market funds.

e)  Liquid Assets

To manage the liquidity of its investment portfolio, the Fund may invest a portion of its assets. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds).

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.  Significant Accounting Policies (Continued)

f)  Federal Income Taxes

The Fund intends to meet the requirements of the Code, applicable to regulated investment companies, and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders annually and to meet certain diversification and income requirements with respect to investment companies. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements.

The Fund intends to make distributions in one or more payments on an annual basis in aggregate amounts representing substantially all of the Fund's "investment company taxable income" (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

Because the Fund intends to qualify annually as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Co-Investments and expense reimbursements from the Adviser.

The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable.

g)  Organizational and Offering Costs

Organizational Expenses — Organizational costs are expensed as incurred and consist of costs incurred to establish the Fund and enable it to legally do business. For the year ended March 31, 2026, the Fund incurred organizational costs of $222,099. These costs, which have been incurred through March 31, 2026 have been and will continue to be paid by the Adviser. These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 6.

Offering Costs — Offering costs are deferred until the Fund commences operations and then amortized over the first 12 months of operations on a straight-line basis. Offering costs consist of costs incurred in connection with the Fund's initial public offering of Shares, such as preparation of the Fund's registration statement. For the year ended March 31, 2026, the Fund incurred offering costs of $1,323,806. These costs, which have been incurred through March 31, 2026, have been and will continue to be paid by the Adviser. These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 6.

h)  Short-term Investments

Short-term investments represent investments in money market instruments and money market mutual funds, which are recorded at NAV per share and approximate fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.  Significant Accounting Policies (Continued)

i)  Consolidation of Subsidiary

The consolidated financial statements of the Fund include the Fund and NHPAF Holdco LLC (a Delaware Limited Liability Company), NHPAF Blocker LLC (a Delaware Limited Liability Company), NHPAF GP LLC (a Delaware Limited Liability Company), and NHPAF Aggregator LP (a Delaware Limited Partnership), each a wholly-owned subsidiary of Fund. Inter-company balances and transactions have been eliminated in consolidation.

j)  Foreign Currency Translation

The books and records of the Fund are maintained in USD. Generally, valuations of assets and liabilities denominated in currencies other than the USD are translated into USD equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates.

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from other changes in fair values of the investments during the period.

k)  Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income and interest, is based on information received from the investment managers of the Portfolio Funds at the time of distribution. The change in unrealized appreciation (depreciation) on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund's share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

l)  Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

m)  Segment Reporting

During the year ended March 31, 2026, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023-07), which requires incremental disclosures related to a public entity's reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Consolidated Financials. In connection with the adoption of ASU 2023-07, the Fund's President has been designated as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Consolidated Financial Statements.

n)  Recently Announced Accounting Pronouncements

ASU 2023-09 enhances income tax disclosures under ASC 740 by requiring greater disaggregation and transparency, particularly in effective tax rate reconciliation and income taxes paid. The ASU introduces tabular rate reconciliation with detailed categories (for PBEs), jurisdiction-level disclosures of income taxes paid, and enhanced qualitative disclosures. It is effective from FY 2025 for PBEs and FY 2026 for non-PBEs, and does not impact tax recognition or measurement.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.  Fair Value Measurements

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

•  Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•  Level 3 — Significant unobservable inputs for the financial instrument (including management's own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds' net asset value as a "practical expedient," in accordance with ASC 820-10 and are excluded from leveling classification noted above.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Co-Investments, Primary Partnership Interests and Secondary Partnership Interests.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Fund Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

Portfolio Funds measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Portfolio Funds at their respective NAVs typically at each quarter.

The amounts shown in the accompanying financial statements include adjustments in accordance with accounting principles generally accepted in the United States of America and known through the date of issuance of these financial statements as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.  Fair Value Measurements (Continued)

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments in Portfolio Funds which are classified in the fair value hierarchy as of March 31, 2026:

Investments in Securities at Value	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Secondary Investments	$—	$—	$—	$359,592,251	$359,592,251
Co-Investments	—	—	—	69,997,128	69,997,128
Primary Investments	—	—	—	1,850,507	1,850,507
Short-Term Investments	65,228,144	—	—	—	65,228,144
Total	$65,228,144	$—	$—	$431,439,886	$496,668,030

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at values at the beginning of the reporting period in which they occur.

4.  Unfunded Commitments

The Fund had the following unfunded commitments and unrealized appreciation/depreciation by investments as of March 31, 2026. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

Type	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Restrictions Terms*
Co-Investments	$69,997,128	$8,129,550	None	Liquidity in the form of distributions from private equity investments
Primary Partnership Interests	1,850,507	5,938,759	None	Liquidity in the form of distributions from private equity investments
Secondary Partnership Interests	359,592,251	43,175,038	None	Liquidity in the form of distributions from private equity investments

* Distributions from private assets occur at irregular intervals, and the exact timing of distributions from private assets cannot be determined. It is estimated that distributions will occur over the life of the private assets.

5.  Credit Facility

On August 5, 2025, the Fund entered into a revolving credit facility with JPMorgan Chase Bank, N.A. with permitted borrowings of $40.0 million and maturity of August 4, 2028. The purpose of the facility is to provide working capital to support the Fund's liquidity and investment activities, including acquiring new investments and funding existing investments. Borrowings bear interest equal to the Secured Overnight Financing Rate (SOFR) plus 2.95% per annum and a commitment fee of 1.25% that varies depending on the amount outstanding.

As of March 31, 2026, there were no borrowings outstanding under the facility. For the year ended March 31, 2026, the Fund recognized $1,199,155 of credit facility expenses. The Fund was in compliance with all applicable covenants as of March 31, 2026.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

6.  Advisory Fee, Incentive Fee, Related Party Transactions and Other

a)  Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly Advisory Fee at an annual rate of 1.25% based on the value of the Fund's net assets less cash and Cash Equivalents calculated and accrued monthly as of the last business day of each month (the "Advisory Fee"). For purposes of calculating the Advisory Fee, "Cash Equivalents" means any short-term investment securities with maturity periods of 90 days or less, including, for example, bank certificates of deposit, banker's acceptances, digitized fixed or tethered currency assets, Treasury bills, and commercial paper. For the avoidance of doubt, cash equivalents do not include investments in money market funds. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund's net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within five (5) business days after the completion of the net asset value computation for the quarter. The Advisory Fee is paid to the Adviser out of the Fund's assets, and therefore decreases the net profits or increases the net losses of the Fund.

Under the terms of the Investment Advisory Agreement, the Adviser will allocate the Fund's assets, determine which investments will be purchased, sold or exchanged and will implement such decisions in a manner consistent with the Fund's investment objective. The Adviser has contractually agreed to waive its Advisory Fee for twelve (12) months from July 1, 2025 ("Initial Closing"). For the year ended March 31, 2026, the Fund incurred $2,667,189 in Advisory Fees all of which was waived by the Adviser.

b)  Incentive Fee

The Adviser will be entitled to receive an incentive fee (the "Incentive Fee"), at the end of each calendar quarter, equal to 12.50% of the excess, if any, of (i) the Net Profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the sum of the Hurdle Amount (as defined below) and the Loss Recovery Account (as defined below). The Adviser has contractually agreed to waive its Incentive Fee for twelve (12) months from the Initial Closing.

Specifically, the Adviser is entitled to receive an Incentive Fee in an amount equal to:

•  First, if the Net Profits for the applicable period exceeds the sum of the Hurdle Amount for that period and the Loss Recovery Account (any such excess, "Excess Profits"), 100% of such Excess Profits until the total amount allocated to the Adviser equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Adviser pursuant to this clause (any such amount, the "Catch-Up"); and

•  Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.

"Net Profits" shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the end of such month, (B) the aggregate repurchase price of all shares repurchased by the Fund during such month and (C) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the beginning of such month and (Y) the aggregate issue price of shares of the Fund issued during such month (excluding any Shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP).

"Hurdle Amount" means, for any month, that amount that results in a 5.00% annualized rate of return on the net asset value of the Fund as of the beginning of the month and the aggregate issue price of shares of the Fund issued during such month, taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all shares of the Fund minus Fund expenses (excluding Distribution and Servicing Fees); and (ii) all issuances of shares of the Fund over the period.

The ending net asset value of shares of the Fund used in calculating the total return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any shares of the Fund repurchased during such period.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

6.  Advisory Fee, Incentive Fee, Related Party Transactions and Other (Continued)

Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.

"Loss Recovery Account" means a memorandum account maintained by the Fund, which will have an initial balance of zero and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, before giving effect to any repurchases or distributions for such month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month. For purposes of the Loss Recovery Account, the term "net losses" shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such month and (B) the aggregate issue price of shares of the Fund issued during such month (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such month, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such month and (Z) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the "net losses" calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly. For purposes of calculating Incentive Fees, such accruals are not deducted from net asset value. For the year ended March 31, 2026, the Fund incurred $6,111,859 in Incentive Fees all of which was waived by the Adviser.

c)  Expense Limitation Agreement

Pursuant to an expense limitation agreement (the "Expense Limitation Agreement") with the Fund, effective December 31, 2024 until July 31, 2026, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, Incentive Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the "Excluded Expenses") do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund's average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund's annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser incurred the expense. The Adviser may extend the term for a period of one year on an annual basis. Only the Fund's Board of Trustees may terminate the Expense Limitation Agreement during its term. For the year ended March 31, 2026, the Adviser has reimbursed $3,843,390 to the Fund which is subject to recoupment by the Adviser.

Expiration Period
April 1, 2026 - March 31, 2027	$—
April 1, 2027 - March 31, 2028	1,582,623
April 1, 2028 - March 31, 2029	3,843,390
Total	$5,426,013

d)  Distribution and Servicing Fee

Class S and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the "Distribution and Servicing Plan") and pays the Distribution and Servicing Fee with respect to its Class S and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

6.  Advisory Fee, Incentive Fee, Related Party Transactions and Other (Continued)

Class S Shares and Class D Shares will pay a Distribution and Servicing Fee to Morgan Stanley Distribution, Inc., an affiliate of the Fund and the Adviser, as the distributor of the Fund, at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

e)  Administrative Fees

The Fund has retained State Street Bank and Trust Company (the "Administrator") to provide it with certain administrative services, including fund administration and fund accounting services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the "Administration Fee"). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

f)  Transfer Agent

State Street Bank and Trust Company (the "Transfer Agent") serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, SSB is responsible for maintaining all shareholder records of the Fund.

g)  Custodian

State Street Bank and Trust Company (the "Custodian") serves as custodian to the Fund. Under the Custody Agreement with the Fund, the Custodian is responsible for the holding and safekeeping of the Fund's assets.

7.  Capital Shares

Shares are generally offered for purchase as of the first business day of each calendar month at the NAV per Share on that date. Fractions of Shares will be issued to one one-hundredth of a Share.

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Fund's Board of Trustees, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

The Adviser expects, generally, to recommend to the Fund's Board of Trustees that, under normal market circumstances, the Fund conducts repurchase offers of no more than 5% of the Fund's net assets on a quarterly basis. The Adviser currently expects to recommend to the Fund's Board of Trustees that the Fund conducts its first repurchase offer following the second full quarter of Fund operations after the initial closing (or such earlier or later date as the Fund's Board of Trustees may determine).

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder's Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

7.  Capital Shares (Continued)

A 2% early repurchase fee (the "Early Repurchase Fee") may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

	For the year ended March 31, 2026		For the Period from December 31, 2024 (Commencement of Operations) to March 31, 2025
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Sales	7,514,848	$162,597,830	7,495,000	$149,900,000
Shares Reinvested	83,824	1,952,947	—	—
Shares Repurchased	(6,251,318)	(125,031,276)	—	—
Net increase (decrease)	1,347,354	$39,519,501	7,495,000	$149,900,000

	For the period from July 1, 2025 (Commencement of Operations) to March 31, 2026
	Shares	Dollar Amounts
Class S
Sales	11,818,667	$246,810,066
Shares Reinvested	105,599	2,457,632
Shares Repurchased	(7,655)	(181,155)
Net increase (decrease)	11,916,611	$249,086,543

8.  Investment Transactions

Total purchases of investments for the year ended March 31, 2026 amounted to $322,387,080. Total distribution proceeds from sale, redemption, or other disposition of investments for the year ended March 31, 2026 amounted to $14,881,421. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the Portfolio Fund Managers as to the amounts of taxable income allocated to the Fund as of March 31, 2026.

9.  Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management's experience, the risk of loss from such claims is considered remote.

10.  Market Risk

The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Investments in the Fund's portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

10.  Market Risk (Continued)

political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell investments and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

11.  Dividend Reinvestment Plan

The Fund operates under a DRIP administered by State Street Bank and Trust Company Pursuant to the DRIP, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to State Street Bank and Trust Company Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by State Street Bank and Trust Company 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional Shares as described below. When the Fund declares a distribution, State Street Bank and Trust Company, on the shareholder's behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund's net asset value per Share for the relevant class of Shares.

12.  Tax Information

The Fund is classified as a corporation for federal income tax purposes, and has elected to be treated, and expects each year to qualify as a RIC under Subchapter M of the Code. The Fund has elected to have a tax year end of September 30. The Fund intends to annually distribute to its Shareholders substantially all of its ordinary income and net realized gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for U.S. federal income or excise tax has been recorded in these consolidated financial statements. Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Management has analyzed the Fund's tax positions taken, or to be taken, on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state tax returns are subject to examination by the Internal Revenue Service and state tax authorities for a period of three fiscal years after they are filed.

The tax year of the Fund is the 12-month period ending on September 30. The tax year-end of the fund will be September 30, 2026.

NHPAF Blocker LLC, a wholly owned subsidiary formed in 2024, is a Delaware LLC which has elected to be treated as a corporation for U.S. tax purposes. As such, NHPAF Blocker LLC is subject to U.S. federal, state and local taxes. The NHPAF Blocker LLC has elected to have a tax year end of September 30. For year ended March 31, 2026, NHPAF Blocker LLC activity did not result in a material provision for income taxes.

North Haven Private Assets Fund

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

12.  Tax Information (Continued)

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds on Schedule K-1. As of March 31, 2026, the Fund's allocable share of the cost and unrealized appreciation/(depreciation) of its investments based on cost for federal income tax purposes as of September 30, 2025 were as follows:

Cost of investments	$448,102,089
Gross unrealized appreciation	58,165,520
Gross unrealized depreciation	(9,599,579)
Net unrealized appreciation/depreciation	$48,565,941

The financial statements are typically adjusted for permanent book tax differences allocated to the Fund from the Portfolio Funds. The allocated permanent book tax differences are reported to the Fund by the Portfolio Funds on Schedule K-1. For the tax year ended September 30, 2025, the Fund recorded a permanent reclassification primarily related to the Subsidiary as follows:

Total distributable earnings	$81,908
Paid-in capital	$(81,908)

The distributable earnings for federal income tax purposes are adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds on Schedule K-1.

The ultimate tax character of the 2025 distributions was reported to investors in early 2026. For the year ended March 31, 2026, the tax character of the Fund's distributions were as follows:

Ordinary income	$5,313,925
Long-term capital gains	$—

The components of accumulated earnings for federal income tax purposes are adjusted for items of taxable income allocated to the Fund from the Portfolio Funds. The allocated taxable income is reported to the Fund by the Portfolio Funds on Schedule K-1. For the tax year ended September 30, 2025, the components of distributable earnings were as follows:

Undistributed ordinary income	$29,210
Unrealized gain/loss	$48,565,941
Capital loss carryover	$—

13.  Subsequent Events

Management has evaluated subsequent events and transactions through the date the consolidated financial statements were issued and has determined that there were no material events that would require disclosure in the Fund's consolidated financial statements.

North Haven Private Assets Fund

INFORMATION CONCERNING TRUSTEES AND OFFICERS (Unaudited)

March 31, 2026

BOARD OF TRUSTEES

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 100 Front Street, Suite 700, West Conshohocken, Pennsylvania 19428.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Sanjeev Handa (1961)	Since April 2026	Managing Member, Old Orchard Lane, LLC (2014–Present); Adjunct Professor, Fairfield University (2020–Present).	1

Independent Director of OHA CLO Enhanced Equity II Genpar LLP (2021–Present); Audit Committee Chair and Independent Trustee of Total Fund Solution (2023–Present); Audit Committee Chair and Independent Trustee of Carlyle Credit Income Fund (2023–Present); Independent Director of OHA CLO Enhanced Equity III Genpar LLP (2024–Present); Advisory Board Member of White Oak Partners (2021–2025); Independent Director of Alti Private Equity and Commitments Access Fund (2023–2023); Audit Committee Chair and Independent Director of Carlyle Tactical Private Credit Fund (2018–Present).

Arthur Lev (1961)	Since inception	Independent Board Member and Adviser, (2016–Present).	1

Director, Morgan Stanley Liquidity Funds (Luxembourg) (July 2021–Present); Director, Morgan Stanley Investment Funds (Luxembourg) (May 2021–Present); Director, Techstars Holdings LLC (2016–2019, 2024–Present); Director, Emerald Acquisition Limited, Russell Investments Group, Ltd, Russell Investments Cayman Midco, Ltd, Russell Investments UK Midco Limited, Russell Investments US Institutional Holdco, Inc and Russell Investments US Retail Holdco, Inc. (2016–Present); Director, NextCapital Group, Inc. (August 2020–August 2022).

Maureen O'Toole (1957)	Since inception	Retired (May 2023–Present); Managing Director and Head of Americas Sales, Actis (April 2019–May 2023).	1

Director, SEG Partners Long/Short Equity Fund (January 2025–Present); Director, Bridge Investment Group Industrial Real Estate Income Trust (December 2023–Present); Director, AOG Institutional Fund (March 2023–Present); ALTI Private Equity Access & Commitments Fund (June 2022–Present).

Interested Trustee***
Neha Markle (1977)	Since inception	Managing Director and Head of Morgan Stanley Private Equity Solutions, Morgan Stanley (2006–Present).	1	None.

*  Each of the Independent Trustees serves on the Board's Audit and Nominating and Governance Committees. Sanjeev Handa serves as the Chairperson of the Board's Audit Committee.

**  "Fund Complex" comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

***  "Interested person," as defined in the 1940 Act, of the Fund. Neha Markle is an interested person of the Fund due to her affiliation with the Adviser.

North Haven Private Assets Fund

INFORMATION CONCERNING TRUSTEES AND OFFICERS (Unaudited) (continued)

March 31, 2026

OFFICERS

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years
Neha Markle Chief Executive Officer & President (1977)	Since inception	Managing Director and Head of Private Equity Solutions, MSIM (August 2006–Present).
Anmol Darooka Chief Financial Officer & Treasurer (1979)	Since inception	Executive Director, Private Equity Solutions, MSIM (2007–Present).
Kara Fricke Chief Legal Officer (1974)	Since inception	Managing Director, Co-Head of Legal, Private Investing, MSIM (2015–Present).
Christopher Wasilewski Chief Operating Officer (1983)	Since inception	Executive Director, Private Equity Solutions, MSIM (2011–Present).
Laura T. Donovan Chief Compliance Officer (1976)	Since January 2026	Executive Director and Head of Compliance Program Oversight, MSIM (March 2021–Present)
Patrick Quinn Secretary (1988)	Since inception	Vice President, Private Equity Solutions, MSIM (September 2022–Present); Vice President, Client Solutions, Hamilton Lane Advisors, L.L.C. (November 2016–August 2022).

*  The address of each officer is care of the Secretary of the Fund at 100 Front Street, Suite 700, West Conshohocken, Pennsylvania 19428.

North Haven Private Assets Fund

March 31, 2026

Quarterly Portfolio Schedule (Unaudited)

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form NPORT. The Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the Fund's website at https://www.morganstanley.com/im/NHPAF.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of proxy policies and procedures is available without charge upon request by calling (617) 662-7100 and on the Fund's website at https://www.morganstanley.com/im/NHPAF. A description of such policies and procedures is on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at https://www.morganstanley.com/im/NHPAF no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The Fund, as of the end of the period covered by this report, has adopted a code of ethics (the “Code of Ethics”) that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	Not applicable.

(c)	The Fund’s Code of Ethics was amended to update certain information and make other non-material changes.

(d)	The Fund has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Fund (the “Board”) has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that Sanjeev Handa is an audit committee financial expert. The Board has determined that Sanjeev Handa “independent” in that, (i) other than in his capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Fund for the period December 31, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026, for professional services rendered by Ernst & Young LLP (“EY”), the Fund’s independent registered public accounting firm, for the audit of the Fund’s annual financial statements and services that are normally provided by EY in connection with statutory and regulatory filings or engagements were $185,000 and $210,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed to the Fund for the period December 31, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026, for assurance and related services by EY that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

(c)	Tax Fees. The aggregate fees billed to the Fund for the period December 31, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026, for professional services rendered by EY for tax compliance, tax advice and tax planning were $0 and $0, respectively.

(d)	All Other Fees. No fees were billed to the Fund for the period December 31, 2024 (commencement of operations) through March 31, 2025 and the fiscal year ended March 31, 2026, for products and services provided by EY, other than the services reported in Items 4(a) through (c) above.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by EY for the registrant’s fiscal years ended March 31, 2025 and March 31, 2026; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Covered Entities by EY for the same time period.

Fiscal Years Ended	3/31/2025	3/31/2026
Registrant	$0.00	$0.00
Covered Entities(1)	$0.00	$0.00

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s Consolidated Schedule of Investments as of March 31, 2026 is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 99.PROXYPOL.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2026, the following personnel of the Adviser are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio (each a “portfolio manager” and together the “portfolio managers”). Each portfolio manager has been a portfolio manager since the Fund’s inception

Neha Champaneria Markle

Trustee, Chief Executive Officer & President

Neha Champaneria Markle is a Managing Director and the Head of Morgan Stanley Private Equity Solutions. Prior to joining the firm, Ms. Markle served on the investment teams at Apax Partners and Pomona Capital. She also served on the management team for Springboard Enterprises, Inc., a non-profit organization focused on improving female entrepreneurs’ access to venture capital. Ms. Markle started her career as part of the financial analyst program at Morgan Stanley. Ms. Markle received a B.S. magna cum laude in economics from the University of Pennsylvania and an M.B.A. with honors from the Wharton School of the University of Pennsylvania.

Michael Carroll

Investment Committee Member

Michael Carroll is a Managing Director and Partner with the Private Equity Solutions team. Prior to joining the firm, Mr. Carroll served on the investment teams at Davidson Kempner Capital Management and Tennenbaum Capital Partners. He began his career as an investment banking analyst at J.P. Morgan. Mr. Carroll received a B.B.A. with high distinction from the University of Michigan and an M.B.A. from the Wharton School of the University of Pennsylvania.

Onyekwere Randy Ojukwu

Investment Committee Member

Randy Ojukwu is a Managing Director and Partner with the Private Equity Solutions team. Prior to joining the firm, Mr. Ojukwu was a management consultant with Bain & Company, working with clients in several different industries including healthcare, education, and financial services, while also spending time in Bain & Company’s Private Equity Group, performing due diligence on industries and potential investment targets for leading private equity firms. Mr. Ojukwu received an A.B. in economics from Harvard College, a master’s in public policy from the Harvard John F. Kennedy School of Government and an M.B.A. from Harvard Business School.

(a)(2)	The portfolio managers also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Neha Champaneria Markle
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	12	$7,563,350,832
Other Accounts	6	$1,080,868,593	12	$4,611,989,805

Michael Carroll
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	12	$7,563,350,832
Other Accounts	6	$1,080,868,593	12	$4,611,989,805

Onyekwere Randy Ojukwu
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	12	$7,563,350,832
Other Accounts	6	$1,080,868,593	12	$4,611,989,805

(a)(2)(iv):

Potential Conflicts of Interest

In addition to responsibilities with respect to the management and investment activities of the Fund, the Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Adviser or any of its affiliates are referred to in this report collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest. In the course of providing investment advisory or other services to Other Accounts, the Adviser and its affiliates might come into possession of material, nonpublic information that affects the Adviser’s ability to buy, sell or hold Fund investments. In addition, affiliates of the Adviser might own, and effect transactions in, securities of companies which the Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Adviser provide investment banking services or make a market in such securities, or in which the Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Adviser responsible for managing the Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures. The terms under which the Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for the Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Fund. The Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which the Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, the Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.

(a)(3)	The following description regarding compensation of the portfolio managers is provided as of March 31, 2026:

The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation—base salary and incentive pay - so that pay is commensurate with the overall performance of the Adviser, respective businesses and individual performance. This includes a discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professionals is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of March 31, 2026.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Neha Champaneria Markle	$100,001-$500,000
Michael Carroll	$500,001-$1,000,000
Onyekwere Randy Ojukwu	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(a)	There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics is included herein.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	North Haven Private Assets Fund

By (Signature and Title)	/s/ Neha Champaneria Markle
Neha Champaneria Markle, Chief Executive Officer & President
(principal executive officer)

Date:	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Neha Champaneria Markle
Neha Champaneria Markle, Chief Executive Officer & President
(principal executive officer)

Date:	June 4, 2026

By (Signature and Title)	/s/ Anmol Darooka
Anmol Darooka, Chief Financial Officer & Treasurer
(principal financial officer)

Date:	June 4, 2026